UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012 (December 3, 2012)

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

2701 South Minnesota Avenue, Suite 2

Sioux Falls, South Dakota 57105

(Address of Principal Executive Offices) (Zip Code)

(605) 361-9566
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

On December 4, 2012, Summit Hotel Properties, Inc. (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary to the Articles of Amendment and Restatement of the Company, pursuant to which the Company has classified and designated 3,000,000 authorized but unissued shares of preferred stock, $0.01 par value per share, of the Company as “7.875% Series B Cumulative Redeemable Preferred Stock” (the “Series B Preferred Stock”).  A summary of the material terms of the Series B Preferred Stock is set forth under the caption “Description of the Series B Preferred Stock” in the Company’s prospectus supplement, dated December 3, 2012 and filed with the SEC on December 4, 2012 (the “Prospectus Supplement”).  The summary of the Series B Preferred Stock in the Prospectus Supplement is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and hereby incorporated herein by reference.

On December 7, 2012, Summit Hotel GP, LLC (“Summit GP”), a wholly owned subsidiary of the Company and the sole general partner of Summit Hotel OP, LP (the “Operating Partnership”), on its own behalf as general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, executed the Third Amendment (the “Third Amendment”) to the First Amended and Restated Agreement of Limited Partnership, as amended (the “Limited Partnership Agreement”).  The purpose of the Third Amendment was to designate a series of preferred units of the Operating Partnership as “7.875% Series B Cumulative Redeemable Preferred Units” (the “Series B Preferred Units”) and to authorize the issuance of 3,000,0000 Series B Preferred Units.  The terms of the Series B Preferred Units mirror the terms of the Series B Preferred Stock.  This summary of the Series B Preferred Units is qualified in its entirety by reference to the Third Amendment filed as Exhibit 3.2 to this Current Report on Form 8-K and hereby incorporated herein by reference.

The Company filed the Articles Supplementary in connection with its previously announced underwritten public offering of 2,700,000 shares of Series B Preferred Stock, as further described below.

The Series B Preferred Stock and the Series B Preferred Units rank senior to the Company’s common stock and the Operating Partnership’s common units, respectively, with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company and the Operating Partnership, respectively.  The Series B Preferred Stock and the Series B Preferred Units rank on a parity with the Company’s 9.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), and the Operating Partnership’s 9.25% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”), respectively, with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company and the Operating Partnership, respectively.

In addition to other preferential rights, each holder of Series B Preferred Stock and the Company, as the holder of all of the issued and outstanding Series B Preferred Units, are entitled to receive a liquidation preference, which is equal to $25.00 per share of Series B Preferred Stock or Series B Preferred Unit, as the case may be, plus any accrued and unpaid distributions thereon, before the holders of the Company’s common stock and the holders of the Operating Partnership’s common units, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and the Operating Partnership.  Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on its common stock or Series A Preferred Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of its common stock or Series A Preferred Stock, as applicable, unless full cumulative distributions on the Series B Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods. The Operating Partnership is similarly restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on its common units or Series A Preferred Units, or redeeming or otherwise acquiring shares of its common units or Series A Preferred Units.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On December 3, 2012, the Company and Summit Hotel OP, LP (the “Operating Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to offer and sell 2,700,000 shares of its 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”).  The Series B Preferred Stock was offered to the public at a price of $25.00 per share and was offered to the Underwriters at a price of $24.2125 per share.  Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of Series B Preferred Stock to cover overallotments.  The offering is expected to close on December 11, 2012, subject to customary closing conditions.

The Company estimates that the net proceeds from this offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $65.1 million (or $72.4 million in the event the underwriters exercise in full their over-allotment option).

In the Underwriting Agreement, the Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The closing of the offering is subject to customary closing conditions pursuant to the terms of the Underwriting Agreement.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit.  For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated herein by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

Forward-Looking Statements

This Current Report of Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s expectations, but these statements are not guaranteed to occur.  For example, the fact that this offering has priced may imply that this offering will close, but the closing is subject to conditions customary in transactions of this type and may be delayed or may not occur at all.  Investors should not place undue reliance upon forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement, dated December 3, 2012, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, as the representatives of the several underwriters named on Schedule I therein.

3.1

Articles Supplementary to the Articles of Amendment and Restatement of Summit Hotel Properties, Inc. designating the Company’s 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share.

3.2

Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated December 7, 2012, designating the Operating Partnership’s 7.875% Series B Cumulative Redeemable Preferred Units.

5.1	Opinion of Venable LLP, dated December 7, 2012, regarding the legality of the 7.875% Series B Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton & Williams LLP, December 7, 2012, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: December 7, 2012		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: December 7, 2012		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

1.1

Underwriting Agreement, dated December 3, 2012, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, as the representatives of the several underwriters named on Schedule I therein.

3.1

Articles Supplementary to the Articles of Amendment and Restatement of Summit Hotel Properties, Inc. designating the Company’s 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share.

3.2

Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, dated December 7, 2012, designating the Operating Partnership’s 7.875% Series B Cumulative Redeemable Preferred Units.

5.1	Opinion of Venable LLP, dated December 7, 2012, regarding the legality of the 7.875% Series B Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton & Williams LLP, December 7, 2012, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).